UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2012

MFS® MID CAP VALUE FUND

MDV-ANN

MFS® MID CAP VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets face major economic and political challenges. While the European debt crisis continues, there are signs of improvement given the European Central Bank's willingness to backstop troubled sovereigns and the agreement to provide direct financial aid to struggling banks. Economic activity in China, until recently the world’s growth engine, appears to be bottoming. Even the relatively strong and stable US economy has been affected by uncertainty over the presidential election and the threat of a “fiscal cliff” at year-end. At the same time, global consumer and producer confidence is weak. And a search for safe havens by nervous investors has kept yields historically low on highly rated government bonds, including those issued by Germany and the United States.

But there is also good news: Global economic data have modestly improved, performing slightly better than expected. However, the improvement is too short-lived to be called a trend. Equity markets have been largely range bound since the Fed extended its quantitative easing program. Equity markets have started to build in expectations of further stimulus activity by the US, European and Chinese central banks. It is hard to know how much of the recent gain in financial markets has been the result of actual economic improvements versus expectations that renewed central bank action will soon lead to an economic rebound.

Through all this uncertainty, managing risk remains a top priority for investors and their advisors. At MFS®, our emphasis on global research is designed to keep our investment process functioning smoothly at all times. Close collaboration among colleagues around the world is vital in periods of uncertainty and heightened volatility. We share ideas and evaluate opportunities across continents and across all investment disciplines and types of investments. We employ this uniquely collaborative approach to build better insights — and better results — for our clients.

Like our investors, we are mindful of the many economic challenges we face at the local, national and international levels. In times like these, it is more important than ever to maintain a long-term view, adhere to time-tested investing principles such as asset allocation and diversification and work closely with investment advisors to research and identify the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Stanley Black & Decker, Inc.	1.3%
CMS Energy Corp.	1.3%
Northeast Utilities	1.3%
J.M. Smucker Co.	1.2%
Bunge Ltd.	1.1%
Fifth Third Bancorp	1.1%
Xerox Corp.	1.1%
AmerisourceBergen Corp.	1.1%
NVR, Inc.	1.1%
Aon PLC	1.0%

Equity sectors
Financial Services	22.9%
Utilities & Communications	12.2%
Consumer Staples	8.3%
Basic Materials	8.3%
Health Care	7.4%
Energy	7.1%
Retailing	6.6%
Industrial Goods & Services	6.1%
Technology	5.7%
Autos & Housing	5.2%
Leisure	4.0%
Special Products & Services (s)	1.8%
Transportation	0.9%

(s)	Includes when-issued equity securities sold.

Percentages are based on net assets as of 9/30/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2012, Class A shares of the MFS Mid Cap Value Fund (the “fund”) provided a total return of 27.87%, at net asset value. This compares with a return of 29.28% for the fund’s benchmark, the Russell Midcap Value Index.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the second half of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Detractors from Performance

The combination of stock selection and an underweight position in the financial services sector detracted from performance relative to the Russell Midcap Value Index. Within this sector, holdings of brokerage service provider GFI Group (b) weakened relative performance as the stock turned in poor performance during the period.

Stock selection in the industrial goods & services was another negative factor for relative performance. Holdings of poor-performing mining equipment manufacturer Joy Global (b) and industrial goods and metal fabrication company Precision Castparts Corp. (b) held back relative returns as both stocks underperformed the broad market during the period. Shares of Joy Global traded down during the period as the company lowered its earnings-per-share guidance for 2012. Management expected order rates to moderate and revenue to flatten due to a softening demand for commodities.

In the energy sector, security selection also dampened relative performance. Not holding shares of U.S. independent oil refiner Valero Energy held back relative returns. Shares traded significantly higher, particularly towards the end of the reporting period, on news of an approval by the company’s board to explore strategic options for the fuel station business in a sale or spin-off. An increased dividend also appeared to have piqued the interest of income seeking investors.

Management Review – continued

Elsewhere, holdings of natural gas supplier AGL Resources, network security software company Symantec, automotive seat system supplier Lear, and cosmetics and beauty supply company Avon Products (h) detracted from relative performance as all four stocks underperformed the broad market. In addition, the timing of ownership in wireless service provider Sprint Nextel held back relative returns.

The fund’s cash and/or cash equivalents position was also a detractor from relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to performance

Stock selection in the retailing sector was a primary contributor to relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors.

The combination of stock selection and an underweight position in the technology sector aided relative returns. Holdings of strong-performing data management product provider Fair Isaac (b) benefited relative performance. The fund’s avoidance of networking chip maker Marvell Technology Group was another contributor as its shares traded down significantly during the period.

Within the leisure sector, a combination of stock selection and, to a lesser extent, an overweight allocation strengthened relative performance. Holdings of outperforming restaurant operator P.F. Chang’s China Bistro  (b)(h) aided relative results.

Stocks in other sectors that were among the fund’s top relative contributors included paint and coatings manufacturer Sherwin-Williams (b), chemical manufacturer LyondellBasell Industries (b), property, financial, and consumer information provider CoreLogic (h), chemical company FMC Corp. (b), insurance provider Allied World Assurance, wireless communication tower operator SBA Communications Corp. (b)(h), and asset management company Affiliated Managers Group as all seven stocks outperformed the broad market. Shares of Allied World Assurance appreciated over the period as the company demonstrated strong growth in their property & specialty reinsurance segment.

Respectfully,

Kevin Schmitz	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns as of: 9/30/2012

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	8/31/01	27.87%	1.77%	9.32%	N/A
B	11/01/01	27.00%	1.05%	8.57%	N/A
C	11/01/01	27.02%	1.05%	8.58%	N/A
I	11/01/01	28.21%	2.05%	9.65%	N/A
R1	4/01/05	26.98%	1.03%	N/A	4.17%
R2	10/31/03	27.63%	1.54%	N/A	6.73%
R3	4/01/05	27.93%	1.81%	N/A	4.95%
R4	4/01/05	28.22%	2.05%	N/A	5.22%
529A	7/31/02	27.94%	1.66%	9.12%	N/A
529B	7/31/02	26.91%	0.93%	8.38%	N/A
529C	7/31/02	26.88%	0.95%	8.41%	N/A
Comparative benchmark
Russell Midcap Value Index (f)		29.28%	1.73%	10.96%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		20.52%	0.57%	8.68%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		23.00%	0.68%	8.57%	N/A
C With CDSC (1% for 12 months) (x)		26.02%	1.05%	8.58%	N/A
529A With Initial Sales Charge (5.75%)		20.59%	0.46%	8.48%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		22.91%	0.56%	8.38%	N/A
529C With CDSC (1% for 12 months) (x)		25.88%	0.95%	8.41%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2012 through September 30, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2012 through September 30, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Expenses Paid During Period (p) 4/01/12-9/30/12
A	Actual	1.22%	$1,000.00	$1,019.66	$6.16
	Hypothetical (h)	1.22%	$1,000.00	$1,018.90	$6.16
B	Actual	1.97%	$1,000.00	$1,016.00	$9.93
	Hypothetical (h)	1.97%	$1,000.00	$1,015.15	$9.92
C	Actual	1.97%	$1,000.00	$1,016.01	$9.93
	Hypothetical (h)	1.97%	$1,000.00	$1,015.15	$9.92
I	Actual	0.97%	$1,000.00	$1,020.69	$4.90
	Hypothetical (h)	0.97%	$1,000.00	$1,020.15	$4.90
R1	Actual	1.97%	$1,000.00	$1,015.46	$9.93
	Hypothetical (h)	1.97%	$1,000.00	$1,015.15	$9.92
R2	Actual	1.47%	$1,000.00	$1,017.86	$7.42
	Hypothetical (h)	1.47%	$1,000.00	$1,017.65	$7.41
R3	Actual	1.22%	$1,000.00	$1,019.68	$6.16
	Hypothetical (h)	1.22%	$1,000.00	$1,018.90	$6.16
R4	Actual	0.97%	$1,000.00	$1,020.31	$4.90
	Hypothetical (h)	0.97%	$1,000.00	$1,020.15	$4.90
529A	Actual	1.27%	$1,000.00	$1,019.20	$6.41
	Hypothetical (h)	1.27%	$1,000.00	$1,018.65	$6.41
529B	Actual	2.02%	$1,000.00	$1,015.65	$10.18
	Hypothetical (h)	2.02%	$1,000.00	$1,014.90	$10.18
529C	Actual	2.02%	$1,000.00	$1,015.58	$10.18
	Hypothetical (h)	2.02%	$1,000.00	$1,014.90	$10.18

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

9/30/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 95.7%
Issuer	Shares/Par	Value ($)

Aerospace - 0.9%
Precision Castparts Corp.	56,225	$9,183,792

Airlines - 0.3%
United Continental Holdings, Inc. (a)	144,870	$2,824,965

Apparel Manufacturers - 2.4%
Guess?, Inc.	235,570	$5,988,189
Hanesbrands, Inc. (a)	257,108	8,196,603
PVH Corp.	64,508	6,045,690
VF Corp.	27,680	4,411,085

		$24,641,567
Automotive - 1.5%
Delphi Automotive PLC (a)	326,660	$10,126,460
Lear Corp.	147,810	5,585,740

		$15,712,200
Broadcasting - 0.9%
Interpublic Group of Cos., Inc.	797,537	$8,868,612

Brokerage & Asset Managers - 2.8%
Affiliated Managers Group, Inc. (a)	77,226	$9,498,798
Evercore Partners, Inc.	110,000	2,970,000
GFI Group, Inc.	1,046,442	3,327,686
NASDAQ OMX Group, Inc.	327,109	7,620,004
TD AMERITRADE Holding Corp.	346,913	5,332,053

		$28,748,541
Business Services - 1.7%
Brenntag AG	41,574	$5,321,096
Dun & Bradstreet Corp.	72,442	5,767,832
Fiserv, Inc. (a)	85,130	6,302,174

		$17,391,102
Cable TV - 0.7%
Cablevision Systems Corp., “A”	194,400	$3,081,240
Dish Network Corp., “A”	129,899	3,976,208

		$7,057,448

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 1.6%
Celanese Corp.	231,920	$8,792,087
LyondellBasell Industries N.V., “A”	142,760	7,374,982

		$16,167,069
Computer Software - 1.6%
Compuware Corp. (a)	283,637	$2,810,843
Fair Isaac Corp.	110,419	4,887,145
Parametric Technology Corp. (a)	121,050	2,638,890
Symantec Corp. (a)	351,715	6,330,870

		$16,667,748
Computer Software - Systems - 1.6%
Ingram Micro, Inc., “A” (a)	320,820	$4,886,089
Xerox Corp.	1,578,070	11,583,034

		$16,469,123
Construction - 3.3%
Lennox International, Inc.	89,136	$4,310,617
NVR, Inc. (a)	13,050	11,020,725
Sherwin-Williams Co.	35,178	5,238,356
Stanley Black & Decker, Inc.	179,069	13,654,011

		$34,223,709
Consumer Products - 1.2%
International Flavors & Fragrances, Inc.	82,445	$4,912,073
Newell Rubbermaid, Inc.	409,170	7,811,055

		$12,723,128
Consumer Services - 0.3%
H&R Block, Inc.	197,073	$3,415,275

Containers - 2.9%
Ball Corp.	168,633	$7,134,862
Bemis Co., Inc.	201,290	6,334,596
Greif, Inc., “A”	170,220	7,520,320
Owens-Illinois, Inc. (a)	215,415	4,041,185
Sealed Air Corp.	318,770	4,928,184

		$29,959,147
Electrical Equipment - 1.5%
Amphenol Corp., “A”	74,150	$4,365,952
Tyco International Ltd.	146,600	8,247,716
Tyco International Ltd. (a)(w)	119,860	3,284,164

		$15,897,832

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - 2.5%
Analog Devices, Inc.	174,700	$6,846,493
Atmel Corp. (a)	438,930	2,308,772
Corning, Inc.	322,820	4,245,083
Microchip Technology, Inc.	291,576	9,546,198
Ultratech, Inc. (a)	98,550	3,092,499

		$26,039,045
Energy - Independent - 4.8%
Berry Petroleum Corp., “A”	131,382	$5,338,051
Cabot Oil & Gas Corp.	184,066	8,264,563
Celtic Exploration Ltd. (a)	126,870	2,359,052
CONSOL Energy, Inc.	133,076	3,998,934
EQT Corp.	140,240	8,274,160
Noble Energy, Inc.	82,089	7,610,471
QEP Resources, Inc.	226,134	7,159,402
SM Energy Co.	98,190	5,313,061
WPX Energy, Inc. (a)	105,290	1,746,761

		$50,064,455
Engineering - Construction - 0.6%
Fluor Corp.	114,036	$6,417,946

Food & Beverages - 5.6%
Bunge Ltd.	174,260	$11,684,133
Campbell Soup Co.	207,260	7,216,793
Coca-Cola Enterprises, Inc.	324,091	10,134,326
Ingredion, Inc.	187,460	10,340,294
J.M. Smucker Co.	140,629	12,140,502
McCormick & Co., Inc.	47,544	2,949,630
Mead Johnson Nutrition Co., “A”	42,999	3,150,967

		$57,616,645
Gaming & Lodging - 0.9%
Royal Caribbean Cruises Ltd.	212,727	$6,426,483
WMS Industries, Inc. (a)	149,131	2,442,766

		$8,869,249
General Merchandise - 1.1%
Dollar General Corp. (a)	103,406	$5,329,545
Kohl’s Corp.	118,710	6,080,326

		$11,409,871
Health Maintenance Organizations - 0.3%
Centene Corp. (a)	73,730	$2,758,239

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - 7.3%
Allied World Assurance Co.	124,552	$9,621,642
Aon PLC	202,829	10,605,928
Everest Re Group Ltd.	91,346	9,770,368
Genworth Financial, Inc. (a)	381,653	1,996,045
Hanover Insurance Group, Inc.	150,057	5,591,124
Hartford Financial Services Group, Inc.	197,064	3,830,924
Protective Life Corp.	210,120	5,507,245
Prudential Financial, Inc.	111,859	6,097,434
Symetra Financial Corp.	440,453	5,417,572
Unum Group	261,854	5,032,834
Validus Holdings Ltd.	214,880	7,286,581
Willis Group Holdings PLC	131,386	4,850,771

		$75,608,468
Leisure & Toys - 1.5%
Activision Blizzard, Inc.	306,630	$3,458,786
Hasbro, Inc.	106,372	4,060,219
Mattel, Inc.	215,720	7,653,746

		$15,172,751
Machinery & Tools - 2.7%
Cummins, Inc.	67,233	$6,199,555
Eaton Corp.	187,580	8,865,031
Joy Global, Inc.	69,950	3,921,397
Kennametal, Inc.	147,420	5,466,334
Polypore International, Inc. (a)	83,470	2,950,665

		$27,402,982
Major Banks - 3.2%
Comerica, Inc.	186,937	$5,804,394
Huntington Bancshares, Inc.	1,198,210	8,267,649
KeyCorp	642,603	5,616,350
Regions Financial Corp.	1,002,170	7,225,646
State Street Corp.	139,140	5,838,314

		$32,752,353
Medical & Health Technology & Services - 2.2%
AmerisourceBergen Corp.	294,198	$11,388,405
Health Management Associates, Inc., “A” (a)	692,514	5,810,192
Quest Diagnostics, Inc.	45,873	2,909,724
Universal Health Services, Inc.	54,880	2,509,662

		$22,617,983

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - 4.9%
Analogic Corp.	43,690	$3,415,247
Cooper Cos., Inc.	75,140	7,097,724
Covidien PLC	100,490	5,971,116
DENTSPLY International, Inc.	273,474	10,430,298
Pall Corp.	34,413	2,184,881
PerkinElmer, Inc.	296,075	8,725,330
St. Jude Medical, Inc.	127,810	5,384,635
Teleflex, Inc.	108,963	7,501,013

		$50,710,244
Metals & Mining - 0.6%
Cliffs Natural Resources, Inc.	75,894	$2,969,732
Iluka Resources Ltd.	314,079	3,171,288

		$6,141,020
Natural Gas - Distribution - 2.3%
AGL Resources, Inc.	170,724	$6,984,319
NorthWestern Corp.	128,078	4,640,266
Spectra Energy Corp.	327,809	9,624,472
Vectren Corp.	103,610	2,963,246

		$24,212,303
Oil Services - 2.3%
Cameron International Corp. (a)	107,124	$6,006,443
Dresser-Rand Group, Inc. (a)	157,698	8,690,737
Ensco PLC, “A”	164,510	8,975,666

		$23,672,846
Other Banks & Diversified Financials - 6.0%
Brookline Bancorp, Inc.	524,272	$4,624,079
CapitalSource, Inc.	730,510	5,537,266
CIT Group, Inc. (a)	208,060	8,195,483
Discover Financial Services	235,010	9,336,947
Fifth Third Bancorp	752,370	11,669,259
People’s United Financial, Inc.	619,473	7,520,402
SunTrust Banks, Inc.	317,770	8,983,358
Zions Bancorporation	311,280	6,429,488

		$62,296,282
Pollution Control - 0.4%
Waste Connections, Inc.	151,077	$4,570,079

Railroad & Shipping - 0.6%
Kansas City Southern Co.	87,098	$6,600,286

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Real Estate - 3.6%
Annaly Mortgage Management, Inc., REIT	365,510	$6,155,188
Big Yellow Group PLC, REIT	722,021	3,660,986
BioMed Realty Trust, Inc., REIT	418,120	7,827,206
DDR Corp., REIT	334,940	5,144,678
Entertainment Properties Trust, REIT	170,420	7,571,761
Mack-Cali Realty Corp., REIT	254,400	6,767,040

		$37,126,859
Specialty Chemicals - 3.2%
Air Products & Chemicals, Inc.	45,532	$3,765,496
Airgas, Inc.	78,679	6,475,282
Albemarle Corp.	70,630	3,720,788
FMC Corp.	182,350	10,098,543
Rockwood Holdings, Inc.	85,344	3,977,030
Symrise AG	149,231	5,053,120

		$33,090,259
Specialty Stores - 3.1%
Advance Auto Parts, Inc.	69,380	$4,748,367
Bed Bath & Beyond, Inc. (a)	116,790	7,357,770
Children’s Place Retail Store, Inc. (a)	143,920	8,635,200
Sally Beauty Holdings, Inc. (a)	181,050	4,542,545
Staples, Inc.	316,280	3,643,546
Tiffany & Co.	57,450	3,555,006

		$32,482,434
Telecommunications - Wireless - 0.5%
Sprint Nextel Corp. (a)	889,240	$4,908,605

Telephone Services - 0.9%
Frontier Communications Corp. (l)	422,071	$2,068,148
Windstream Corp. (l)	713,080	7,209,239

		$9,277,387
Tobacco - 1.5%
Lorillard, Inc.	71,290	$8,301,721
Schweitzer-Mauduit International, Inc.	212,980	7,026,210

		$15,327,931
Utilities - Electric Power - 7.9%
AES Corp.	624,391	$6,849,569
American Water Works Co., Inc.	79,752	2,955,609
Calpine Corp. (a)	289,600	5,010,080
CenterPoint Energy, Inc.	248,924	5,302,081

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
CMS Energy Corp.	566,299	$13,336,342
DTE Energy Co.	137,360	8,233,358
GenOn Energy, Inc. (a)	975,228	2,467,327
Great Plains Energy, Inc.	462,580	10,297,031
Northeast Utilities	342,096	13,078,330
OGE Energy Corp.	94,060	5,216,568
Portland General Electric Co.	173,590	4,693,874
Wisconsin Energy Corp.	104,584	3,939,679

		$81,379,848
Total Common Stocks (Identified Cost, $840,881,340)		$988,477,628

Convertible Preferred Stocks - 1.0%
Automotive - 0.4%
General Motors Co., 4.75%	114,910	$4,283,845

Utilities - Electric Power - 0.6%
PPL Corp., 9.5%	105,100	$5,628,105
Total Convertible Preferred Stocks (Identified Cost, $11,005,509)		$9,911,950

Money Market Funds - 3.4%
MFS Institutional Money Market Portfolio, 0.15%, at Cost and Net Asset Value (v)	34,685,359	$34,685,359

Collateral for Securities Loaned - 0.6%
Navigator Securities Lending Prime Portfolio, 0.31%, at Cost and Net Asset Value (j)	6,417,798	$6,417,798
Total Investments (Identified Cost, $892,990,006)		$1,039,492,735

When-Issued Equity Sale - (0.2)%
Business Services - (0.2)%
ADT Corp. (Identified Cost (proceeds, $1,855,154))	(53,060)	$(1,910,160)

Other Assets, Less Liabilities - (0.5)%		(5,267,378)
Net Assets - 100.0%		$1,032,315,197

Portfolio of Investments – continued

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security. At September 30, 2012, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $858,304,647)	$1,004,807,376
Underlying affiliated funds, at cost and value	34,685,359
Total investments, at value, including $6,021,240 of securities on loan (identified cost, $892,990,006)	$1,039,492,735
Receivables for
When-issued equity sale	1,855,154
Fund shares sold	2,146,725
Interest and dividends	1,784,641
Other assets	1,000
Total assets	$1,045,280,255
Liabilities
Payables for
When-issued equity sale, at value	$1,910,160
Investments purchased	284,896
Fund shares reacquired	371,488
When-issued investments purchased	3,360,755
Collateral for securities loaned, at value	6,417,798
Payable to affiliates
Investment adviser	86,173
Shareholder servicing costs	448,395
Distribution and service fees	10,057
Program manager fees	14
Payable for independent Trustees’ compensation	23
Accrued expenses and other liabilities	75,299
Total liabilities	$12,965,058
Net assets	$1,032,315,197
Net assets consist of
Paid-in capital	$908,194,318
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	146,449,029
Accumulated net realized gain (loss) on investments and foreign currency	(27,348,998)
Undistributed net investment income	5,020,848
Net assets	$1,032,315,197
Shares of beneficial interest outstanding	70,169,260

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$167,511,939	11,534,598	$14.52
Class B	13,306,294	952,680	13.97
Class C	24,741,666	1,772,855	13.96
Class I	802,523,640	54,207,805	14.80
Class R1	2,100,718	152,295	13.79
Class R2	15,355,042	1,077,234	14.25
Class R3	3,825,650	263,645	14.51
Class R4	257,817	17,690	14.57
Class 529A	1,929,734	134,684	14.33
Class 529B	184,183	13,510	13.63
Class 529C	578,514	42,264	13.69

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $15.41 [100 / 94.25 x $14.52] and $15.20 [100 / 94.25 x $14.33], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$17,462,305
Interest	75,993
Dividends from underlying affiliated funds	24,679
Foreign taxes withheld	(143,393)
Total investment income	$17,419,584
Expenses
Management fee	$6,935,117
Distribution and service fees	868,514
Program manager fees	2,471
Shareholder servicing costs	1,467,117
Administrative services fee	146,057
Independent Trustees’ compensation	19,831
Custodian fee	97,223
Shareholder communications	31,162
Audit and tax fees	32,921
Legal fees	13,494
Miscellaneous	185,035
Total expenses	$9,798,942
Fees paid indirectly	(43)
Reduction of expenses by investment adviser and distributor	(4,583)
Net expenses	$9,794,316
Net investment income	$7,625,268
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$71,674,818
Foreign currency	120,169
Net realized gain (loss) on investments and foreign currency	$71,794,987
Change in unrealized appreciation (depreciation)
Investments	$138,200,211
Translation of assets and liabilities in foreign currencies	(48)
Net unrealized gain (loss) on investments and foreign currency translation	$138,200,163
Net realized and unrealized gain (loss) on investments and foreign currency	$209,995,150
Change in net assets from operations	$217,620,418

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2012	2011
Change in net assets
From operations
Net investment income	$7,625,268	$5,360,796
Net realized gain (loss) on investments and foreign currency	71,794,987	108,957,606
Net unrealized gain (loss) on investments and foreign currency translation	138,200,163	(127,016,394)
Change in net assets from operations	$217,620,418	$(12,697,992)
Distributions declared to shareholders
From net investment income	$(6,100,407)	$(5,710,170)
Change in net assets from fund share transactions	$56,976,537	$52,734,010
Total change in net assets	$268,496,548	$34,325,848
Net assets
At beginning of period	763,818,649	729,492,801
At end of period (including undistributed net investment income of $5,020,848 and $3,375,818, respectively)	$1,032,315,197	$763,818,649

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.42	$11.64	$9.83	$10.37	$15.15
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.07	$0.07	$0.07	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.08	(0.21)	1.79	(0.51)	(3.50)
Total from investment operations	$3.17	$(0.14)	$1.86	$(0.44)	$(3.42)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.08)	$(0.05)	$(0.10)	$(0.13)
From net realized gain on investments	—	—	—	—	(1.23)
Total distributions declared to shareholders	$(0.07)	$(0.08)	$(0.05)	$(0.10)	$(1.36)
Net asset value, end of period (x)	$14.52	$11.42	$11.64	$9.83	$10.37
Total return (%) (r)(s)(t)(x)	27.87	(1.31)	19.05	(3.95)	(24.36)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.22	1.26	1.40	1.34
Expenses after expense reductions (f)	1.21	1.22	1.25	1.29	1.34
Net investment income	0.67	0.50	0.65	0.93	0.64
Portfolio turnover	52	56	60	145	69
Net assets at end of period (000 omitted)	$167,512	$131,914	$136,470	$118,140	$144,892

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$11.00	$11.23	$9.51	$9.97		$14.57
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$(0.01)	$0.02		$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.98	(0.20)	1.73	(0.48)		(3.37)
Total from investment operations	$2.97	$(0.23)	$1.72	$(0.46)		$(3.37)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.00	)(w)	$—
From net realized gain on investments	—	—	—	—		(1.23)
Total distributions declared to shareholders	$—	$—	$—	$(0.00	)(w)	$(1.23)
Net asset value, end of period (x)	$13.97	$11.00	$11.23	$9.51		$9.97
Total return (%) (r)(s)(t)(x)	27.00	(2.05)	18.09	(4.59)		(24.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.97	2.01	2.11		1.99
Expenses after expense reductions (f)	1.96	1.97	2.00	2.00		1.99
Net investment income (loss)	(0.10)	(0.25)	(0.11)	0.24		(0.03)
Portfolio turnover	52	56	60	145		69
Net assets at end of period (000 omitted)	$13,306	$13,813	$18,348	$22,224		$34,037

Class C	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.99	$11.22	$9.50	$9.98	$14.58
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$(0.01)	$0.02	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.98	(0.20)	1.73	(0.49)	(3.37)
Total from investment operations	$2.97	$(0.23)	$1.72	$(0.47)	$(3.37)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.01)	$(0.00	)(w)
From net realized gain on investments	—	—	—	—	(1.23)
Total distributions declared to shareholders	$—	$—	$—	$(0.01)	$(1.23)
Net asset value, end of period (x)	$13.96	$10.99	$11.22	$9.50	$9.98
Total return (%) (r)(s)(t)(x)	27.02	(2.05)	18.11	(4.65)	(24.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.97	2.01	2.11	1.99
Expenses after expense reductions (f)	1.96	1.97	2.00	2.00	1.99
Net investment income (loss)	(0.08)	(0.25)	(0.10)	0.23	(0.02)
Portfolio turnover	52	56	60	145	69
Net assets at end of period (000 omitted)	$24,742	$18,430	$18,717	$17,003	$21,381

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.64	$11.86	$10.02	$10.59	$15.43
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.10	$0.10	$0.10	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	3.13	(0.22)	1.82	(0.53)	(3.57)
Total from investment operations	$3.26	$(0.12)	$1.92	$(0.43)	$(3.44)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.10)	$(0.08)	$(0.14)	$(0.17)
From net realized gain on investments	—	—	—	—	(1.23)
Total distributions declared to shareholders	$(0.10)	$(0.10)	$(0.08)	$(0.14)	$(1.40)
Net asset value, end of period (x)	$14.80	$11.64	$11.86	$10.02	$10.59
Total return (%) (r)(s)(x)	28.21	(1.07)	19.26	(3.62)	(24.07)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.97	1.01	1.10	0.99
Expenses after expense reductions (f)	0.96	0.97	1.00	1.00	0.99
Net investment income	0.92	0.76	0.90	1.20	1.01
Portfolio turnover	52	56	60	145	69
Net assets at end of period (000 omitted)	$802,524	$580,412	$537,692	$467,782	$493,192

Class R1	Years ended 9/30
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$10.86	$11.09	$9.39		$9.89	$14.54
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$(0.01)		$0.02	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.94	(0.20)	1.71		(0.49)	(3.36)
Total from investment operations	$2.93	$(0.23)	$1.70		$(0.47)	$(3.36)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)	$(0.03)	$(0.06)
From net realized gain on investments	—	—	—		—	(1.23)
Total distributions declared to shareholders	$—	$—	$(0.00	)(w)	$(0.03)	$(1.29)
Net asset value, end of period (x)	$13.79	$10.86	$11.09		$9.39	$9.89
Total return (%) (r)(s)(x)	26.98	(2.07)	18.11		(4.60)	(24.89)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.97	2.01		2.10	2.03
Expenses after expense reductions (f)	1.96	1.97	2.00		2.00	2.03
Net investment income (loss)	(0.08)	(0.25)	(0.10)		0.20	(0.00)
Portfolio turnover	52	56	60		145	69
Net assets at end of period (000 omitted)	$2,101	$1,760	$1,712		$1,424	$1,516

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.20	$11.43	$9.66	$10.21	$14.93
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.03	$0.04	$0.05	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	3.04	(0.21)	1.77	(0.51)	(3.46)
Total from investment operations	$3.09	$(0.18)	$1.81	$(0.46)	$(3.39)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)	$(0.04)	$(0.09)	$(0.10)
From net realized gain on investments	—	—	—	—	(1.23)
Total distributions declared to shareholders	$(0.04)	$(0.05)	$(0.04)	$(0.09)	$(1.33)
Net asset value, end of period (x)	$14.25	$11.20	$11.43	$9.66	$10.21
Total return (%) (r)(s)(x)	27.63	(1.64)	18.76	(4.11)	(24.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.47	1.51	1.60	1.51
Expenses after expense reductions (f)	1.46	1.47	1.50	1.50	1.51
Net investment income	0.41	0.25	0.40	0.70	0.59
Portfolio turnover	52	56	60	145	69
Net assets at end of period (000 omitted)	$15,355	$13,217	$13,697	$11,193	$11,366

Class R3	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.42	$11.64	$9.84	$10.37	$15.11
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.07	$0.07	$0.08	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	3.08	(0.21)	1.79	(0.52)	(3.49)
Total from investment operations	$3.17	$(0.14)	$1.86	$(0.44)	$(3.40)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.06)	$(0.09)	$(0.11)
From net realized gain on investments	—	—	—	—	(1.23)
Total distributions declared to shareholders	$(0.08)	$(0.08)	$(0.06)	$(0.09)	$(1.34)
Net asset value, end of period (x)	$14.51	$11.42	$11.64	$9.84	$10.37
Total return (%) (r)(s)(x)	27.93	(1.29)	18.96	(3.91)	(24.23)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.23	1.26	1.35	1.27
Expenses after expense reductions (f)	1.21	1.23	1.25	1.25	1.27
Net investment income	0.68	0.50	0.65	0.96	0.73
Portfolio turnover	52	56	60	145	69
Net assets at end of period (000 omitted)	$3,826	$2,141	$898	$883	$1,333

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.46	$11.68	$9.86	$10.43	$15.21
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.10	$0.10	$0.08	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	3.08	(0.22)	1.80	(0.51)	(3.52)
Total from investment operations	$3.21	$(0.12)	$1.90	$(0.43)	$(3.40)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.10)	$(0.08)	$(0.14)	$(0.15)
From net realized gain on investments	—	—	—	—	(1.23)
Total distributions declared to shareholders	$(0.10)	$(0.10)	$(0.08)	$(0.14)	$(1.38)
Net asset value, end of period (x)	$14.57	$11.46	$11.68	$9.86	$10.43
Total return (%) (r)(s)(x)	28.22	(1.08)	19.37	(3.68)	(24.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.97	1.01	1.06	1.02
Expenses after expense reductions (f)	0.96	0.97	1.00	1.00	1.02
Net investment income	0.93	0.75	0.90	1.04	0.98
Portfolio turnover	52	56	60	145	69
Net assets at end of period (000 omitted)	$258	$173	$175	$147	$50

Class 529A	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.26	$11.49	$9.71	$10.24	$14.96
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.05	$0.06	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	3.05	(0.21)	1.77	(0.50)	(3.47)
Total from investment operations	$3.13	$(0.16)	$1.83	$(0.44)	$(3.41)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.07)	$(0.05)	$(0.09)	$(0.08)
From net realized gain on investments	—	—	—	—	(1.23)
Total distributions declared to shareholders	$(0.06)	$(0.07)	$(0.05)	$(0.09)	$(1.31)
Net asset value, end of period (x)	$14.33	$11.26	$11.49	$9.71	$10.24
Total return (%) (r)(s)(t)(x)	27.94	(1.47)	18.91	(4.03)	(24.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.32	1.36	1.49	1.52
Expenses after expense reductions (f)	1.26	1.31	1.35	1.39	1.52
Net investment income	0.62	0.41	0.56	0.81	0.48
Portfolio turnover	52	56	60	145	69
Net assets at end of period (000 omitted)	$1,930	$1,234	$1,076	$769	$813

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.74	$10.98	$9.30	$9.79	$14.35
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.04)	$(0.02)	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.91	(0.20)	1.70	(0.48)	(3.31)
Total from investment operations	$2.89	$(0.24)	$1.68	$(0.47)	$(3.33)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.02)	$—
From net realized gain on investments	—	—	—	—	(1.23)
Total distributions declared to shareholders	$—	$—	$—	$(0.02)	$(1.23)
Net asset value, end of period (x)	$13.63	$10.74	$10.98	$9.30	$9.79
Total return (%) (r)(s)(t)(x)	26.91	(2.19)	18.06	(4.77)	(24.94)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.07	2.11	2.20	2.17
Expenses after expense reductions (f)	2.01	2.06	2.10	2.10	2.17
Net investment income (loss)	(0.15)	(0.35)	(0.19)	0.11	(0.18)
Portfolio turnover	52	56	60	145	69
Net assets at end of period (000 omitted)	$184	$177	$245	$196	$206

Class 529C	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.79	$11.02	$9.34	$9.81	$14.38
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.04)	$(0.02)	$0.00 (w)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.92	(0.19)	1.70	(0.46)	(3.32)
Total from investment operations	$2.90	$(0.23)	$1.68	$(0.46)	$(3.34)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.01)	$—
From net realized gain on investments	—	—	—	—	(1.23)
Total distributions declared to shareholders	$—	$—	$—	$(0.01)	$(1.23)
Net asset value, end of period (x)	$13.69	$10.79	$11.02	$9.34	$9.81
Total return (%) (r)(s)(t)(x)	26.88	(2.09)	17.99	(4.67)	(24.97)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.07	2.11	2.19	2.17
Expenses after expense reductions (f)	2.01	2.06	2.10	2.10	2.17
Net investment income (loss)	(0.15)	(0.34)	(0.19)	0.05	(0.19)
Portfolio turnover	52	56	60	145	69
Net assets at end of period (000 omitted)	$579	$546	$462	$392	$273

See Notes to Financial Statements

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Value Fund (the fund) is a series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values

Notes to Financial Statements – continued

of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of September 30, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$978,824,036	$—	$—	$978,824,036
Germany	10,374,216	—	—	10,374,216
United Kingdom	3,660,986	—	—	3,660,986
Australia	—	3,171,288	—	3,171,288
Canada	2,359,052	—	—	2,359,052
Mutual Funds	41,103,157	—	—	41,103,157
Total Investments	$1,036,321,447	$3,171,288	$—	$1,039,492,735
When-Issued Equity Sale	$(1,910,160)	$—	$—	$(1,910,160)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $5,053,120 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury

Notes to Financial Statements – continued

and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/12	9/30/11
Ordinary income (including any short-term capital gains)	$6,100,407	$5,710,170

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/12
Cost of investments	$894,337,297
Gross appreciation	177,018,337
Gross depreciation	(31,862,899)
Net unrealized appreciation (depreciation)	$145,155,438
Undistributed ordinary income	5,020,848
Capital loss carryforwards	(25,970,891)
Other temporary differences	(84,516)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Notes to Financial Statements – continued

As of September 30, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
9/30/18	$(25,970,891)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/12	Year ended 9/30/11
Class A	$797,132	$890,995
Class I	5,233,267	4,747,760
Class R2	43,103	56,055
Class R3	17,928	7,018
Class R4	1,588	1,574
Class 529A	7,389	6,768
Total	$6,100,407	$5,710,170

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended September 30, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Classes
A	B	C	I	R1	R2	R3	R4	529A	529B	529C
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	1.30%	2.05%	2.05%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2014. For the year ended

Notes to Financial Statements – continued

September 30, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $49,596 and $2,471 for the year ended September 30, 2012, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	ServiceFee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$386,210
Class B	0.75%	0.25%	1.00%	1.00%	141,875
Class C	0.75%	0.25%	1.00%	1.00%	226,193
Class R1	0.75%	0.25%	1.00%	1.00%	19,414
Class R2	0.25%	0.25%	0.50%	0.50%	74,614
Class R3	—	0.25%	0.25%	0.25%	7,874
Class 529A	—	0.25%	0.25%	0.25%	4,125
Class 529B	0.75%	0.25%	1.00%	1.00%	1,872
Class 529C	0.75%	0.25%	1.00%	1.00%	6,337
Total Distribution and Service Fees					$868,514

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within

Notes to Financial Statements – continued

six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2012, were as follows:

Amount
Class A	$418
Class B	12,495
Class C	1,336
Class 529B	35
Class 529C	18

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until January 31, 2013, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the year ended September 30, 2012, this waiver amounted to $1,235 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2012 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2012, were as follows:

	Fee	Waiver
Class 529A	$1,650	$825
Class 529B	187	93
Class 529C	634	317
Total Program Manager Fees and Waivers	$2,471	$1,235

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2012, the fee was $199,198, which equated to 0.0215% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended September 30, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $330,697.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting

Notes to Financial Statements – continued

fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2012, these costs for the fund amounted to $937,222 and are reflected in the “Shareholder servicing costs” on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2012 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,838 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,348, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, and short-term obligations, aggregated $511,668,181 and $468,246,766, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,360,808	$32,071,771	2,524,759	$33,546,619
Class B	149,124	1,934,074	229,760	2,986,540
Class C	505,700	6,556,501	501,828	6,287,048
Class I	6,904,417	95,016,924	6,939,618	90,605,307
Class R1	38,130	487,607	40,855	515,729
Class R2	328,651	4,334,889	433,659	5,678,659
Class R3	152,406	2,091,724	181,470	2,470,302
Class R4	2,442	33,575	15	210
Class 529A	36,729	490,213	23,799	311,624
Class 529B	896	11,352	2,032	26,275
Class 529C	4,623	57,370	11,428	141,953
	10,483,926	$143,086,000	10,889,223	$142,570,266

Shares issued to shareholders in reinvestment of distributions
Class A	37,406	$459,351	38,353	$492,835
Class I	418,363	5,225,349	362,892	4,742,999
Class R2	3,543	42,798	4,420	55,824
Class R3	1,461	17,928	546	7,018
Class R4	129	1,588	122	1,574
Class 529A	609	7,385	533	6,768
	461,511	$5,754,399	406,866	$5,307,018

Shares reacquired
Class A	(2,418,069)	$(32,421,912)	(2,734,009)	$(36,291,456)
Class B	(452,200)	(5,893,778)	(607,592)	(7,770,446)
Class C	(409,747)	(5,346,333)	(492,855)	(6,258,110)
Class I	(2,978,278)	(40,395,843)	(2,770,454)	(37,279,062)
Class R1	(47,854)	(602,265)	(33,204)	(420,869)
Class R2	(434,611)	(5,746,884)	(457,047)	(5,920,345)
Class R3	(77,688)	(1,074,579)	(71,664)	(959,857)
Class R4	(13)	(165)	(15)	(209)
Class 529A	(12,230)	(163,881)	(8,371)	(107,317)
Class 529B	(3,906)	(48,758)	(7,873)	(101,903)
Class 529C	(13,012)	(169,464)	(2,709)	(33,700)
	(6,847,608)	$(91,863,862)	(7,185,793)	$(95,143,274)

Notes to Financial Statements – continued

	Year ended 9/30/12		Year ended 9/30/11
	Shares	Amount	Shares	Amount
Net change
Class A	(19,855)	$109,210	(170,897)	$(2,252,002)
Class B	(303,076)	(3,959,704)	(377,832)	(4,783,906)
Class C	95,953	1,210,168	8,973	28,938
Class I	4,344,502	59,846,430	4,532,056	58,069,244
Class R1	(9,724)	(114,658)	7,651	94,860
Class R2	(102,417)	(1,369,197)	(18,968)	(185,862)
Class R3	76,179	1,035,073	110,352	1,517,463
Class R4	2,558	34,998	122	1,575
Class 529A	25,108	333,717	15,961	211,075
Class 529B	(3,010)	(37,406)	(5,841)	(75,628)
Class 529C	(8,389)	(112,094)	8,719	108,253
	4,097,829	$56,976,537	4,110,296	$52,734,010

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime 2020 Fund were the owners of record of approximately 27%, 25%, 11%, 8%, 1%, 1% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2050 Fund, MFS Lifetime 2010 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2012, the fund’s commitment fee and interest expense were $6,232 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	32,380,959	243,037,910	(240,733,510)	34,685,359

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$24,679	$34,685,359

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and Shareholders of MFS Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust XI), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Mid Cap Value Fund at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 15, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Kevin Schmitz Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment

Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2012

MFS® BLENDED RESEARCH® CORE EQUITY FUND

UNE-ANN

MFS® BLENDED RESEARCH®

CORE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets face major economic and political challenges. While the European debt crisis continues, there are signs of improvement given the European Central Bank's willingness to backstop troubled sovereigns and the agreement to provide direct financial aid to struggling banks. Economic activity in China, until recently the world’s growth engine, appears to be bottoming. Even the relatively strong and stable US economy has been affected by uncertainty over the presidential election and the threat of a “fiscal cliff” at year-end. At the same time, global consumer and producer confidence is weak. And a search for safe havens by nervous investors has kept yields historically low on highly rated government bonds, including those issued by Germany and the United States.

But there is also good news: Global economic data have modestly improved, performing slightly better than expected. However, the improvement is too short-lived to be called a trend. Equity markets have been largely range bound since the Fed extended its quantitative easing program. Equity markets have started to build in expectations of further stimulus activity by the US, European and Chinese central banks. It is hard to know how much of the recent gain in financial markets has been the result of actual economic improvements versus expectations that renewed central bank action will soon lead to an economic rebound.

Through all this uncertainty, managing risk remains a top priority for investors and their advisors. At MFS®, our emphasis on global research is designed to keep our investment process functioning smoothly at all times. Close collaboration among colleagues around the world is vital in periods of uncertainty and heightened volatility. We share ideas and evaluate opportunities across continents and across all investment disciplines and types of investments. We employ this uniquely collaborative approach to build better insights — and better results — for our clients.

Like our investors, we are mindful of the many economic challenges we face at the local, national and international levels. In times like these, it is more important than ever to maintain a long-term view, adhere to time-tested investing principles such as asset allocation and diversification and work closely with investment advisors to research and identify the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	6.0%
Exxon Mobil Corp.	4.6%
Chevron Corp.	2.9%
Google, Inc., “A”	2.7%
Microsoft Corp.	2.7%
JPMorgan Chase & Co.	2.2%
Pfizer, Inc.	2.1%
Abbott Laboratories	2.0%
Procter & Gamble Co.	2.0%
Amgen, Inc.	1.9%

Equity sectors
Technology	17.4%
Financial Services	13.5%
Health Care	12.5%
Energy	10.9%
Consumer Staples	9.4%
Utilities & Communications	8.6%
Retailing	6.6%
Industrial Goods & Services	6.6%
Leisure	5.0%
Basic Materials	3.4%
Special Products & Services	2.5%
Autos & Housing	1.8%
Transportation	1.5%

Percentages are based on net assets as of 9/30/12.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2012, Class A shares of the MFS Blended Research Core Equity Fund (the “fund”) provided a total return of 29.45%, at net asset value. This compares with a return of 30.20% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the second half of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Detractors from Performance

Stock selection in the consumer staples sector held back performance relative to the S&P 500 Index. The fund’s holdings of global food company General Mills and non-alcoholic beverage distributor Dr. Pepper Snapple (h) weighed on relative returns. Despite posting a positive return during the period, General Mills significantly underperformed the benchmark as the company struggled with controlling operating margins due to weak customer takeaway and higher input costs.

Stock selection in the industrial goods & services sector was another negative factor for relative performance. However, there were no individual stocks within this sector that significantly detracted from relative results.

Additional factors that weakened relative performance included the fund’s holdings of computer products and services provider Hewlett-Packard, footwear company Crocs (b)(h), silver and gold mining company Coeur d’Alene Mines (b)(h), real estate investment trust Annaly Mortgage (b)(h), and enterprise software products maker Oracle. Shares of Hewlett-Packard continued to struggle throughout the period as management had a difficult time controlling operating expenses and the challenging macroeconomic environment dampened demand for its products. Not holding shares of strong-performing home improvement chain Home Depot and media conglomerate Walt Disney also weighed on relative performance.

3

Management Review – continued

The fund’s cash and/or cash equivalents position was another detractor from relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the technology sector was a primary factor that benefited the fund’s relative performance. Within this sector, holding shares of information technology management software provider SolarWinds (b) and the fund’s overweight position in computer and personal electronics maker Apple bolstered relative returns. Shares of SolarWinds traded higher as the company continued to raise its fiscal 2012 earnings guidance and reported quarterly earnings results which were better-than-consensus estimates largely due to high license and maintenance revenues. Shares of Apple rose as investor enthusiasm for the stock appeared to have remained strong, with contributions from earnings growth that was ahead of consensus due to robust iPhone shipments, with strong growth coming from Japan and China and anticipation of the release of iPhone 5.

Stock selection in the health care, utilities & communications, and retailing sectors also supported relative results. Within the health care sector, the fund’s overweight position in biotechnology firm Amgen contributed to relative performance. Within utilities & communications, the fund’s underweight position in gas pipeline company El Paso Corp. (h), and holdings of integrated natural gas company Williams Cos. (h), bolstered relative returns. Within retailing, the fund’s holdings of specialty retailer Gap and pet food and supplies retailer PetSmart (b) benefited relative performance.

Elsewhere, the fund’s holdings of direct banking and payment services company Discover Financial, cable services provider Time Warner Cable, and petroleum refiner and marketer HollyFrontier (b) aided relative returns. Shares of Discover Financial were supported by strong credit performance and share repurchases. Also, investors appeared to have looked favorably on news that Discover had reached an agreement with on-line auction retailer PayPal that would allow customers to complete transactions using their PayPal accounts at any merchant where the Discover card is accepted.

Respectfully,

Matthew Krummell	Jonathon Sage
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 9/30/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 9/30/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	29.45%	1.11%	8.39%	N/A
B	8/11/97	28.43%	0.37%	7.63%	N/A
C	8/11/97	28.44%	0.38%	7.65%	N/A
I	1/14/94	29.80%	1.36%	8.71%	N/A
R1	9/02/08	28.48%	N/A	N/A	4.28%
R2	9/02/08	29.15%	N/A	N/A	4.81%
R3	9/02/08	29.45%	N/A	N/A	5.07%
R4	9/02/08	29.72%	N/A	N/A	5.32%
R5	6/01/12	N/A	N/A	N/A	11.13%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		30.20%	1.05%	8.01%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		22.01%	(0.08)%	7.75%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		24.43%	(0.02)%	7.63%	N/A
C With CDSC (1% for 12 months) (x)		27.44%	(0.38)%	7.65%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information prior to June 1, 2008 reflects time periods when the fund had a policy of investing at least 80% of its net assets in union-sensitive and labor-sensitive companies. This policy was eliminated effective June 1, 2008.

6

Performance Summary – continued

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2012 through September 30, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2012 through September 30, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table — continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Expenses Paid During Period (p) 4/01/12-9/30/12
A	Actual	0.90%	$1,000.00	$1,031.37	$4.57
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
B	Actual	1.65%	$1,000.00	$1,027.45	$8.36
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32
C	Actual	1.65%	$1,000.00	$1,027.70	$8.36
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32
I	Actual	0.65%	$1,000.00	$1,033.02	$3.30
	Hypothetical (h)	0.65%	$1,000.00	$1,021.75	$3.29
R1	Actual	1.65%	$1,000.00	$1,027.65	$8.36
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32
R2	Actual	1.15%	$1,000.00	$1,030.30	$5.84
	Hypothetical (h)	1.15%	$1,000.00	$1,019.25	$5.81
R3	Actual	0.90%	$1,000.00	$1,031.47	$4.57
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
R4	Actual	0.65%	$1,000.00	$1,032.65	$3.30
	Hypothetical (h)	0.65%	$1,000.00	$1,021.75	$3.29
R5	Actual	0.58%	$1,000.00	$1,111.34	$2.04	(i)
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93

(h)	5% class return per year before expenses.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

9/30/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.7%
Issuer	Shares/Par	Value ($)

Aerospace - 3.2%
Lockheed Martin Corp.	18,342	$1,712,771
Northrop Grumman Corp.	19,109	1,269,411
United Technologies Corp.	19,770	1,547,793

		$4,529,975
Automotive - 1.8%
Delphi Automotive PLC (a)	40,630	$1,259,530
Johnson Controls, Inc.	44,180	1,210,532

		$2,470,062
Biotechnology - 2.3%
Amgen, Inc.	31,290	$2,638,373
Gilead Sciences, Inc. (a)	8,120	538,600

		$3,176,973
Broadcasting - 1.1%
Viacom, Inc., “B”	27,840	$1,491,946

Business Services - 1.5%
Accenture PLC, “A”	24,660	$1,726,940
CoreLogic, Inc. (a)	13,690	363,196

		$2,090,136
Cable TV - 2.9%
Comcast Corp., “A”	56,630	$2,025,655
Time Warner Cable, Inc.	22,310	2,120,789

		$4,146,444
Chemicals - 1.3%
CF Industries Holdings, Inc.	8,010	$1,780,142

Computer Software - 4.9%
Microsoft Corp.	124,692	$3,713,328
Oracle Corp.	36,524	1,150,141
SolarWinds, Inc. (a)	35,120	1,957,589

		$6,821,058

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 8.0%
Apple, Inc.	12,558	$8,379,451
Hewlett-Packard Co.	93,670	1,598,010
International Business Machines Corp.	5,871	1,217,939

		$11,195,400
Consumer Products - 2.9%
Nu Skin Enterprises, Inc., “A”	32,630	$1,267,023
Procter & Gamble Co.	39,761	2,757,823

		$4,024,846
Consumer Services - 1.0%
Expedia, Inc.	20,710	$1,197,866
Priceline.com, Inc. (a)	260	160,870

		$1,358,736
Electrical Equipment - 2.0%
General Electric Co.	49,134	$1,115,833
Tyco International Ltd.	29,280	1,647,293

		$2,763,126
Electronics - 1.4%
Intel Corp.	40,097	$909,400
KLA-Tencor Corp.	21,550	1,028,043

		$1,937,443
Energy - Independent - 2.1%
Energy XXI (Bermuda) Ltd.	28,632	$1,000,688
EOG Resources, Inc.	3,030	339,512
HollyFrontier Corp.	31,680	1,307,434
Marathon Petroleum Corp.	5,880	320,989

		$2,968,623
Energy - Integrated - 7.5%
Chevron Corp.	34,759	$4,051,509
Exxon Mobil Corp.	70,959	6,489,201

		$10,540,710
Food & Beverages - 4.1%
Bunge Ltd.	21,580	$1,446,939
Coca-Cola Co.	10,950	415,334
Coca-Cola Enterprises, Inc.	51,500	1,610,405
General Mills, Inc.	39,650	1,580,053
PepsiCo, Inc.	10,365	733,531

		$5,786,262

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Drug Stores - 2.7%
CVS Caremark Corp.	47,740	$2,311,571
Kroger Co.	62,350	1,467,719

		$3,779,290
General Merchandise - 1.6%
Dillard’s, Inc.	9,750	$705,120
Macy’s, Inc.	39,660	1,492,009

		$2,197,129
Insurance - 4.9%
American International Group, Inc. (a)	49,430	$1,620,810
Berkshire Hathaway, Inc., “B” (a)	1,940	171,108
Everest Re Group Ltd.	10,030	1,072,809
MetLife, Inc.	38,510	1,327,055
Prudential Financial, Inc.	33,050	1,801,556
Validus Holdings Ltd.	25,990	881,321

		$6,874,659
Internet - 2.7%
Google, Inc., “A” (a)	5,078	$3,831,351

Machinery & Tools - 1.4%
Cummins, Inc.	16,180	$1,491,958
Kennametal, Inc.	12,560	465,725

		$1,957,683
Major Banks - 5.4%
Goldman Sachs Group, Inc.	8,160	$927,629
JPMorgan Chase & Co.	77,383	3,132,464
KeyCorp	97,790	854,685
PNC Financial Services Group, Inc.	28,010	1,767,431
Wells Fargo & Co.	23,810	822,159

		$7,504,368
Medical & Health Technology & Services - 1.2%
HCA Holdings, Inc.	49,470	$1,644,878

Medical Equipment - 1.6%
Medtronic, Inc.	24,670	$1,063,770
Thermo Fisher Scientific, Inc.	20,170	1,186,601

		$2,250,371
Metals & Mining - 1.0%
Cliffs Natural Resources, Inc.	35,440	$1,386,767

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Network & Telecom - 0.4%
F5 Networks, Inc. (a)	5,580	$584,226

Oil Services - 1.3%
Halliburton Co.	29,580	$996,550
Oil States International, Inc. (a)	10,150	806,519

		$1,803,069
Other Banks & Diversified Financials - 2.9%
Citigroup, Inc.	31,674	$1,036,373
Discover Financial Services	59,860	2,378,238
Visa, Inc., “A”	5,130	688,856

		$4,103,467
Pharmaceuticals - 7.4%
Abbott Laboratories	41,120	$2,819,187
Johnson & Johnson	31,285	2,155,849
Merck & Co., Inc.	52,000	2,345,200
Pfizer, Inc.	120,780	3,001,383

		$10,321,619
Railroad & Shipping - 0.4%
CSX Corp.	26,150	$542,613
Union Pacific Corp.	790	93,773

		$636,386
Real Estate - 0.3%
Public Storage, Inc., REIT	3,120	$434,210

Restaurants - 1.0%
McDonald’s Corp.	15,040	$1,379,920

Specialty Chemicals - 1.1%
Airgas, Inc.	18,790	$1,546,417

Specialty Stores - 2.3%
American Eagle Outfitters, Inc.	48,590	$1,024,277
Gap, Inc.	22,730	813,279
PetSmart, Inc.	20,910	1,442,372

		$3,279,928
Telecommunications - Wireless - 1.6%
American Tower Corp., REIT	25,070	$1,789,747
Sprint Nextel Corp. (a)	90,950	502,044

		$2,291,791

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telephone Services - 3.3%
AT&T, Inc.	29,834	$1,124,742
CenturyLink, Inc.	38,654	1,561,622
Verizon Communications, Inc.	42,560	1,939,459

		$4,625,823
Tobacco - 2.4%
Lorillard, Inc.	11,730	$1,365,959
Philip Morris International, Inc.	21,590	1,941,805

		$3,307,764
Trucking - 1.1%
United Parcel Service, Inc., “B”	20,930	$1,497,960

Utilities - Electric Power - 3.7%
AES Corp.	127,420	$1,397,797
American Electric Power Co., Inc.	38,490	1,691,251
CMS Energy Corp.	23,820	560,961
FirstEnergy Corp.	34,370	1,515,717

		$5,165,726
Total Common Stocks (Identified Cost, $127,446,910)		$139,486,684

Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.15%, at Cost and Net Asset Value (v)	703,875	$703,875
Total Investments (Identified Cost, $128,150,785)		$140,190,559

Other Assets, Less Liabilities - (0.2)%		(292,654)
Net Assets - 100.0%		$139,897,905

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $127,446,910)	$139,486,684
Underlying affiliated funds, at cost and value	703,875
Total investments, at value (identified cost, $128,150,785)	$140,190,559
Receivables for
Fund shares sold	450,689
Dividends	201,846
Receivable from investment adviser	44,821
Other assets	119
Total assets	$140,888,034
Liabilities
Payable for fund shares reacquired	$845,994
Payable to affiliates
Shareholder servicing costs	73,600
Distribution and service fees	2,855
Payable for independent Trustees’ compensation	17
Accrued expenses and other liabilities	67,663
Total liabilities	$990,129
Net assets	$139,897,905
Net assets consist of
Paid-in capital	$139,208,479
Unrealized appreciation (depreciation) on investments	12,039,774
Accumulated net realized gain (loss) on investments	(12,758,577)
Undistributed net investment income	1,408,229
Net assets	$139,897,905
Shares of beneficial interest outstanding	8,683,257

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$42,149,399	2,616,555	$16.11
Class B	2,630,653	167,301	15.72
Class C	3,985,732	255,880	15.58
Class I	39,555,338	2,431,927	16.27
Class R1	159,906	10,244	15.61
Class R2	2,967,814	189,764	15.64
Class R3	28,576,304	1,779,702	16.06
Class R4	19,761,605	1,225,053	16.13
Class R5	111,154	6,831	16.27

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.09 [100 / 94.25 x $16.11]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$2,207,222
Dividends from underlying affiliated funds	1,714
Total investment income	$2,208,936
Expenses
Management fee	$561,537
Distribution and service fees	174,145
Shareholder servicing costs	166,964
Administrative services fee	23,840
Independent Trustees’ compensation	2,868
Custodian fee	21,472
Shareholder communications	18,928
Audit and tax fees	49,261
Legal fees	1,610
Registration fees	126,691
Miscellaneous	18,878
Total expenses	$1,166,194
Fees paid indirectly	(3)
Reduction of expenses by investment adviser	(381,735)
Net expenses	$784,456
Net investment income	$1,424,480
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$1,750,890
Change in unrealized appreciation (depreciation) on investments	$18,482,683
Net realized and unrealized gain (loss) on investments	$20,233,573
Change in net assets from operations	$21,658,053

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2012	2011
Change in net assets
From operations
Net investment income	$1,424,480	$500,589
Net realized gain (loss) on investments	1,750,890	1,751,494
Net unrealized gain (loss) on investments	18,482,683	(8,434,151)
Change in net assets from operations	$21,658,053	$(6,182,068)
Distributions declared to shareholders
From net investment income	$(510,008)	$(210,003)
Change in net assets from fund share transactions	$59,486,152	$44,683,710
Total change in net assets	$80,634,197	$38,291,639
Net assets
At beginning of period	59,263,708	20,972,069
At end of period (including undistributed net investment income of $1,408,229 and $493,757, respectively)	$139,897,905	$59,263,708

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$12.53	$12.47		$11.59	$12.61	$16.67
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.20		$0.16	$0.17	$0.14
Net realized and unrealized gain (loss) on investments	3.45	(0.01	)(g)	1.09	(1.09)	(3.71)
Total from investment operations	$3.67	$0.19		$1.25	$(0.92)	$(3.57)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.13)		$(0.37)	$(0.06)	$(0.17)
From net realized gain on investments	—	—		—	(0.04)	(0.32)
Total distributions declared to shareholders	$(0.09)	$(0.13)		$(0.37)	$(0.10)	$(0.49)
Net asset value, end of period (x)	$16.11	$12.53		$12.47	$11.59	$12.61
Total return (%) (r)(s)(t)(x)	29.45	1.45		10.96	(7.13)	(21.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.67		2.17	1.85	1.38
Expenses after expense reductions (f)	0.90	0.90		0.88	0.88	1.18
Net investment income	1.46	1.40		1.30	1.78	0.91
Portfolio turnover	59	92		77	71	91
Net assets at end of period (000 omitted)	$42,149	$19,238		$13,018	$11,473	$25,907

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Years ended 9/30
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$12.24	$12.18		$11.33	$12.38	$16.32
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.09		$0.07	$0.10	$0.03
Net realized and unrealized gain (loss) on investments	3.38	(0.00	)(g)(w)	1.06	(1.08)	(3.64)
Total from investment operations	$3.48	$0.09		$1.13	$(0.98)	$(3.61)
Less distributions declared to shareholders
From net investment income	$—	$(0.03)		$(0.28)	$(0.03)	$(0.01)
From net realized gain on investments	—	—		—	(0.04)	(0.32)
Total distributions declared to shareholders	$—	$(0.03)		$(0.28)	$(0.07)	$(0.33)
Net asset value, end of period (x)	$15.72	$12.24		$12.18	$11.33	$12.38
Total return (%) (r)(s)(t)(x)	28.43	0.74		10.14	(7.84)	(22.46)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.44		2.92	2.59	2.03
Expenses after expense reductions (f)	1.65	1.65		1.63	1.60	1.85
Net investment income	0.68	0.68		0.55	1.06	0.23
Portfolio turnover	59	92		77	71	91
Net assets at end of period (000 omitted)	$2,631	$1,444		$1,554	$1,440	$2,034

Class C	Years ended 9/30
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$12.13	$12.07		$11.25	$12.29	$16.23
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.09		$0.06	$0.10	$0.03
Net realized and unrealized gain (loss) on investments	3.35	0.01	(g)	1.06	(1.07)	(3.61)
Total from investment operations	$3.45	$0.10		$1.12	$(0.97)	$(3.58)
Less distributions declared to shareholders
From net investment income	$—	$(0.04)		$(0.30)	$(0.03)	$(0.04)
From net realized gain on investments	—	—		—	(0.04)	(0.32)
Total distributions declared to shareholders	$—	$(0.04)		$(0.30)	$(0.07)	$(0.36)
Net asset value, end of period (x)	$15.58	$12.13		$12.07	$11.25	$12.29
Total return (%) (r)(s)(t)(x)	28.44	0.77		10.12	(7.81)	(22.46)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.44		2.92	2.59	2.03
Expenses after expense reductions (f)	1.65	1.65		1.63	1.60	1.86
Net investment income	0.70	0.67		0.55	1.03	0.23
Portfolio turnover	59	92		77	71	91
Net assets at end of period (000 omitted)	$3,986	$1,586		$1,525	$1,476	$1,810

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Years ended 9/30
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$12.64	$12.57		$11.69	$12.73	$16.84
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.23		$0.19	$0.22	$0.18
Net realized and unrealized gain (loss) on investments	3.49	(0.00	)(g)(w)	1.09	(1.14)	(3.72)
Total from investment operations	$3.75	$0.23		$1.28	$(0.92)	$(3.54)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.16)		$(0.40)	$(0.08)	$(0.25)
From net realized gain on investments	—	—		—	(0.04)	(0.32)
Total distributions declared to shareholders	$(0.12)	$(0.16)		$(0.40)	$(0.12)	$(0.57)
Net asset value, end of period (x)	$16.27	$12.64		$12.57	$11.69	$12.73
Total return (%) (r)(s)(x)	29.80	1.73		11.21	(7.07)	(21.62)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.38		1.87	1.51	1.01
Expenses after expense reductions (f)	0.65	0.65		0.64	0.60	0.88
Net investment income	1.71	1.67		1.55	2.34	1.20
Portfolio turnover	59	92		77	71	91
Net assets at end of period (000 omitted)	$39,555	$20,260		$4,503	$1,163	$21,551

Class R1	Years ended 9/30
	2012	2011		2010	2009	2008 (i)
Net asset value, beginning of period	$12.15	$12.10		$11.29	$12.38	$13.70
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.09		$0.07	$0.10	$0.01
Net realized and unrealized gain (loss) on investments	3.36	(0.00	)(g)(w)	1.05	(1.08)	(1.33	)(g)
Total from investment operations	$3.46	$0.09		$1.12	$(0.98)	$(1.32)
Less distributions declared to shareholders
From net investment income	$—	$(0.04)		$(0.31)	$(0.07)	$—
From net realized gain on investments	—	—		—	(0.04)	—
Total distributions declared to shareholders	$—	$(0.04)		$(0.31)	$(0.11)	$—
Net asset value, end of period (x)	$15.61	$12.15		$12.10	$11.29	$12.38
Total return (%) (r)(s)(x)	28.48	0.73		10.05	(7.78)	(9.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.42		2.92	2.60	2.93	(a)
Expenses after expense reductions (f)	1.65	1.65		1.63	1.60	1.60	(a)
Net investment income	0.69	0.69		0.55	1.02	0.88	(a)
Portfolio turnover	59	92		77	71	91
Net assets at end of period (000 omitted)	$160	$119		$92	$83	$90

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Years ended 9/30
	2012	2011	2010	2009	2008 (i)
Net asset value, beginning of period	$12.19	$12.17	$11.34	$12.38	$13.70
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.14	$0.12	$0.15	$0.01
Net realized and unrealized gain (loss) on investments	3.37	0.02 (g)	1.07	(1.08)	(1.33	)(g)
Total from investment operations	$3.54	$0.16	$1.19	$(0.93)	$(1.32)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.14)	$(0.36)	$(0.07)	$—
From net realized gain on investments	—	—	—	(0.04)	—
Total distributions declared to shareholders	$(0.09)	$(0.14)	$(0.36)	$(0.11)	$—
Net asset value, end of period (x)	$15.64	$12.19	$12.17	$11.34	$12.38
Total return (%) (r)(s)(x)	29.15	1.25	10.65	(7.32)	(9.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.87	2.42	2.10	2.43	(a)
Expenses after expense reductions (f)	1.15	1.15	1.13	1.10	1.10	(a)
Net investment income	1.20	1.07	1.05	1.52	1.38	(a)
Portfolio turnover	59	92	77	71	91
Net assets at end of period (000 omitted)	$2,968	$1,587	$93	$84	$90

Class R3	Years ended 9/30
	2012	2011	2010	2009	2008 (i)
Net asset value, beginning of period	$12.50	$12.43	$11.57	$12.60	$13.94
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.18	$0.16	$0.17	$0.02
Net realized and unrealized gain (loss) on investments	3.44	0.02 (g)	1.08	(1.08)	(1.36	)(g)
Total from investment operations	$3.66	$0.20	$1.24	$(0.91)	$(1.34)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.13)	$(0.38)	$(0.08)	$—
From net realized gain on investments	—	—	—	(0.04)	—
Total distributions declared to shareholders	$(0.10)	$(0.13)	$(0.38)	$(0.12)	$—
Net asset value, end of period (x)	$16.06	$12.50	$12.43	$11.57	$12.60
Total return (%) (r)(s)(x)	29.45	1.53	10.92	(7.09)	(9.61	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.51	2.17	1.85	2.18	(a)
Expenses after expense reductions (f)	0.90	0.90	0.89	0.85	0.85	(a)
Net investment income	1.47	1.32	1.30	1.77	1.64	(a)
Portfolio turnover	59	92	77	71	91
Net assets at end of period (000 omitted)	$28,576	$7,016	$93	$84	$90

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Years ended 9/30
	2012	2011	2010	2009	2008 (i)
Net asset value, beginning of period	$12.54	$12.47	$11.60	$12.61	$13.94
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.20	$0.19	$0.20	$0.02
Net realized and unrealized gain (loss) on investments	3.46	0.03 (g)	1.08	(1.09)	(1.35	)(g)
Total from investment operations	$3.71	$0.23	$1.27	$(0.89)	$(1.33)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.16)	$(0.40)	$(0.08)	$—
From net realized gain on investments	—	—	—	(0.04)	—
Total distributions declared to shareholders	$(0.12)	$(0.16)	$(0.40)	$(0.12)	$—
Net asset value, end of period (x)	$16.13	$12.54	$12.47	$11.60	$12.61
Total return (%) (r)(s)(x)	29.72	1.75	11.21	(6.89)	(9.54	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.30	1.92	1.60	1.93	(a)
Expenses after expense reductions (f)	0.65	0.65	0.63	0.60	0.60	(a)
Net investment income	1.68	1.46	1.55	2.01	1.88	(a)
Portfolio turnover	59	92	77	71	91
Net assets at end of period (000 omitted)	$19,762	$8,014	$94	$84	$90

Class R5	Year ended
	9/30/2012 (i)
Net asset value, beginning of period	$14.64
Income (loss) from investment operations
Net investment income (d)	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	(g)
Total from investment operations	$1.63
Net asset value, end of period (x)	$16.27
Total return (%) (r)(s)(x)	11.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	(a)
Expenses after expense reductions (f)	0.58	(a)
Net investment income	1.65	(a)
Portfolio turnover	59
Net assets at end of period (000 omitted)	$111

See Notes to Financial Statements

23

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception September 2, 2008 (Classes R1, R2, R3, and R4) and June 1, 2012 (Class R5) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Core Equity Fund (the fund) is a series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

25

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

26

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$139,486,684	$—	$—	$139,486,684
Mutual Funds	703,875	—	—	703,875
Total Investments	$140,190,559	$—	$—	$140,190,559

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax

27

Notes to Financial Statements – continued

purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/12	9/30/11
Ordinary income (including any short-term capital gains)	$510,008	$210,003

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/12
Cost of investments	$128,397,315
Gross appreciation	14,626,301
Gross depreciation	(2,833,057)
Net unrealized appreciation (depreciation)	$11,793,244
Undistributed ordinary income	1,408,229
Capital loss carryforwards	(12,383,025)
Post-October capital loss deferral	(129,022)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
9/30/18	$(12,383,025)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

28

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/12	Year ended 9/30/11
Class A	$191,054	$137,085
Class B	—	3,826
Class C	—	4,477
Class I	174,994	58,264
Class R1	—	317
Class R2	10,314	3,867
Class R3	60,046	966
Class R4	73,600	1,201
Total	$510,008	$210,003

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

Effective February 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund’s average daily net assets annually. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2014.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5
0.90%	1.65%	1.65%	0.65%	1.65%	1.15%	0.90%	0.65%	0.58%

This written agreement will continue until January 31, 2013. For the year ended September 30, 2012, this reduction amounted to $381,395 and is reflected as a reduction of total expenses in the Statement of Operations.

Effective February 1, 2013, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5
0.85%	1.60%	1.60%	0.60%	1.60%	1.10%	0.85%	0.60%	0.53%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2014.

29

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $26,789 for the year ended September 30, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$82,974
Class B	0.75%	0.25%	1.00%	1.00%	20,849
Class C	0.75%	0.25%	1.00%	1.00%	25,671
Class R1	0.75%	0.25%	1.00%	1.00%	1,435
Class R2	0.25%	0.25%	0.50%	0.50%	9,427
Class R3	—	0.25%	0.25%	0.25%	33,789
Total Distribution and Service Fees					$174,145

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2012, were as follows:

Amount
Class A	$27
Class B	2,264
Class C	785

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2012, the fee was $24,945, which equated to 0.0266% annually of the fund’s average daily net assets. MFSC also receives payment from the

30

Notes to Financial Statements – continued

fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $142,019.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2012 was equivalent to an annual effective rate of 0.0255% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $688 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $340, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 6,831 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $115,592,853 and $54,726,033, respectively.

31

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,905,443	$27,858,674	1,084,589	$15,427,205
Class B	91,160	1,337,059	41,300	577,146
Class C	143,601	2,081,573	50,826	700,294
Class I	1,238,347	18,956,431	1,362,673	20,179,872
Class R1	522	7,520	2,313	33,327
Class R2	87,028	1,314,871	139,685	1,974,934
Class R3	1,520,963	22,969,752	612,753	9,138,317
Class R4	727,443	11,053,982	654,415	9,233,376
Class R5 (i)	6,831	100,000	—	—
	5,721,338	$85,679,862	3,948,554	$57,264,471

Shares issued to shareholders in reinvestment of distributions
Class A	11,652	$158,584	8,833	$119,242
Class B	—	—	256	3,393
Class C	—	—	232	3,042
Class I	4,740	64,991	4,157	56,495
Class R1	—	—	24	317
Class R2	779	10,314	294	3,867
Class R3	4,425	60,046	72	966
Class R4	5,412	73,600	89	1,201
	27,008	$367,535	13,957	$188,523

Shares reacquired
Class A	(835,730)	$(12,394,614)	(602,524)	$(8,345,605)
Class B	(41,865)	(611,294)	(51,134)	(698,995)
Class C	(18,514)	(264,193)	(46,635)	(641,475)
Class I	(413,917)	(5,994,765)	(122,331)	(1,668,068)
Class R1	(60)	(857)	(135)	(1,826)
Class R2	(28,185)	(402,900)	(17,451)	(250,776)
Class R3	(306,974)	(4,675,201)	(59,031)	(840,158)
Class R4	(146,988)	(2,217,421)	(22,880)	(322,381)
	(1,792,233)	$(26,561,245)	(922,121)	$(12,769,284)

32

Notes to Financial Statements – continued

	Year ended 9/30/12		Year ended 9/30/11
	Shares	Amount	Shares	Amount
Net change
Class A	1,081,365	$15,622,644	490,898	$7,200,842
Class B	49,295	725,765	(9,578)	(118,456)
Class C	125,087	1,817,380	4,423	61,861
Class I	829,170	13,026,657	1,244,499	18,568,299
Class R1	462	6,663	2,202	31,818
Class R2	59,622	922,285	122,528	1,728,025
Class R3	1,218,414	18,354,597	553,794	8,299,125
Class R4	585,867	8,910,161	631,624	8,912,196
Class R5 (i)	6,831	100,000	—	—
	3,956,113	$59,486,152	3,040,390	$44,683,710

(i)	For the period from the class’ inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2012, the fund’s commitment fee and interest expense were $632 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	290,402	59,317,370	(58,903,897)	703,875

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,714	$703,875

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Fund (one of the portfolios comprising MFS Series Trust XI) (the “Fund”) as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights for each of the periods presented are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights for each of the periods presented referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2012

34

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor	N/A

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

38

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Matthew Krummell
Jonathon Sage

39

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

40

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective June 1, 2008, the Fund changed its name (formerly, the Fund was named MFS Union Standard Equity Fund) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance prior to June 1, 2008 to be relevant. Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its

41

Board Review of Investment Advisory Agreement – continued

advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver and expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

42

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

43

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2012 and 2011, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	41,404	39,399

	Audit Fees
	2012	2011
Fees billed by E&Y:
MFS Mid Cap Value Fund	26,264	25,308

For the fiscal years ended September 30, 2012 and 2011, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	7,436	7,157	1,074	601

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011[4]	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	1,540,374	639,204	0	0	0	113,100

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	1,817,054	1,208,628

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	5,353	5,031	0	0

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	0	0	0	0	0	0

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	90,353	70,031

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended September 30, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: November 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: November 15, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2012

*	Print name and title of each signing officer under his or her signature.